OMB APPROVAL
OMB Number: 3235-0570
Expires: September 30, 2007
Estimated average burden hours per response...19.4

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2006

Madison Mosaic Equity Trust

  Investors Fund
  Balanced Fund
  Mid-Cap Fund
  Foresight Fund

(logo) Madison Mosaic Funds
www.mosaicfunds.com

Contents

Management's Discussion of Fund Performance
Review of Period	1
Market in Review	1
Outlook	1
Interview with lead equity manager Jay Sekelsky	2
Investors Fund	2
Balanced Fund	5
Mid-Cap Fund	7
Foresight Fund	9
Report of Independent Registered Public Accounting Firm	11
Portfolio of Investments
Investors Fund	12
Balanced Fund	13
Mid-Cap Fund	15
Foresight Fund	16
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Management Information	29

Madison Mosaic Equity Trust December 31, 2006

Management's Discussion of Fund Performance

Review of Period

The twelve-month period ended December 31, 2006 showed strong gains for all four funds in Equity Trust. Madison Mosaic Investors advanced 16.55%, Mid-Cap was up 16.32%; Balanced 11.96%; and Foresight 16.83%. Over the same period, the S&P 500 Index rose 15.79%. The year proved challenging to the majority of active managers, and in general, equity mutual fund peer group returns did not exceed the return of their benchmarks.

Market in Review

In many ways, 2006 was a year of two markets. The first half of the year had modest returns for stocks, as investors saw rising oil prices which supported widespread concerns over inflation, while the Federal Reserve Board continued to push rates higher. Alan Greenspan raised rates in his final meeting at the end of January, and new Federal Reserve Chairman Ben Bernanke continued to tighten with raises in March and early May. This dampened enthusiasm for stocks, under the cloud that the Fed might continue increasing rates, and that this steady rise in rates could create an economic slowdown as early as the second half of 2006. Negative news from Iraq and the Mideast only added to the gloom.

However, as we entered the second half of the year, investor sentiment took a major turn, as the market saw the Fed hold rates at 5.25% and oil prices dipped. This helped to ease some concerns about inflation and the strength of the economy. At the same time, corporate earnings came in stronger than expected, and stocks began moving steadily higher.

Within the market, many of the same themes from 2005 carried over into 2006, although the second half of the year saw a shift and a rebound in non-cyclical sectors. This was a plus for our equity portfolios, which benefited from the rise of higher quality stocks, particularly in the third quarter of the year. Mixed results such as we saw across the quality spectrum is typically a symptom of a market in transition—a transition we believe will ultimately favor high-quality stocks with dependable growth patterns.

Outlook

Our outlook for stocks remains positive despite the rise of stock prices in the second half of 2006. We believe there are a number of factors that can continue to drive positive returns, although some volatility is likely in the near term. While the economy has clearly slowed, the overall economic growth has held up at a pace that is close to long-term historic averages. This benefits our style of investing since a slower economy should lead to decelerating earnings growth, which typically shifts attention to higher quality companies with long-term, predictable growth.

Furthermore, with the economy growing at a solid but slower pace and the market unconcerned about inflation, interest rates have been low and stable. This would generally be a good environment for Price/Earnings expansion; at the very least we believe the headwind of multiple contraction is gone.

As a corollary effect, as profit levels have fattened over the years, corporate balance sheets have been cleaned up and companies have rewarded shareholders with increased

Madison Mosaic Equity Trust 1

Management's Discussion of Fund Performance (continued)

dividends and share repurchase programs. We expect this type of activity to continue. Although the strength in stocks in the latter half of the year may be followed by a pause early in 2007, we are prepared to take advantage of opportunities as they become available. As always, we will continue to focus our efforts on identifying growing, high-quality companies with reasonable valuations and we are looking forward to investing in a market environment which should be favorable to our approach.

Interview with lead equity manager Jay Sekelsky (Photo of Jay Sekelsky)

Can you summarize the performance of the funds in Equity Trust in 2006?

We were quite pleased with the positive performance of the four funds in Equity Trust, as our pure equity funds outperformed the broader market as measured by the S&P 500. This was particularly gratifying since it was a year in which the majority of managers were not able to beat the major indices. In addition, we faced numerous head winds as the market still favored cyclicals, particularly energy, a sector not represented in Madison Mosaic Investors, Balanced or Mid-Cap funds, and in the end, small stocks out-performed mid-sized and large stocks.

MADISON MOSAIC INVESTORS

How did the Fund perform in 2006?

Madison Mosaic Investors advanced 16.55% for the year ended December 31, 2006. This return beat the broader market as measured by the S&P 500, which was up 15.79%. It also was superior to its peer group, represented by the Lipper Large-Cap Core Index, which rose 13.39%.

Have you made any significant changes to the portfolio since December 31, 2005?

As a manager with a consistent discipline, long-term focus and, compared to industry averages, low turnover rate, we don't typically see dramatic changes year to year. That said, the world is never static, and we do see a few trends worth highlighting. For one, the average size of the companies in Investors has increased over the past year. This isn't a top-down market call on our part, but reflects our bottom-up stock picking strategy, and the fact that we are finding better opportunities in larger companies. On the same company-specific basis, we have seen an increase in our health care exposure. Health care has underperformed as a sector for several years, and it makes sense that there might be more opportunities here. On the other hand, we've lowered our exposure to consumer discretionary names, as they've

2 Annual Report - December 31, 2006

Management's Discussion of Fund Performance (continued)

had a nice run over the past year, and we've had opportunities to take profits. We also have some concerns about the resilience of consumer spending going forward, which has affected our outlook for companies in this sector.

An example of a consumer discretionary sale was Harley Davidson, which we sold in July. The stock had rallied about 20% since the beginning of June on the company's solid financial performance and the introduction of a new line of 2007 motorcycles. However, during this same period of time, housing statistics turned decidedly negative, escalating the risk that big-ticket Harley Davidson's sales could see a meaningful pull-back. Our research indicates a significant correlation between housing surveys and consumer spending, and at the time of sale housing survey results looked particularly weak.

Later in the year we added a consumer name, Walgreen, but this company is considered a consumer staple, rather than consumer discretionary stock. We have owned Walgreen in the past, and were pleased to be able to purchase our shares at what we felt was an attractive valuation. Unlike consumer purchases which depend on incremental disposable income, pharmaceutical sales are not as economically sensitive, and Walgreen is the national leader in drug retailing.

One of the major factors driving the increase in the average size of our holdings was the addition of General Electric in November. The stock was trading at the lower end of its historic valuation, and its most important businesses were showing signs of acceleration. We believe that a market rotation back to high-quality, steadily growing companies will highlight the value we see in GE, one of the largest of U.S. companies.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2006 FOR MADISON MOSAIC INVESTORS

% of net assets
Citigroup, Inc.	4.65%
Johnson & Johnson	4.44%
Microsoft Corp.	4.36%
Berkshire Hathaway - Class B	4.35%
Wal-Mart Stores, Inc.	4.11%
United Healthcare Group	3.60%
Novartis AG - ADR	3.60%
Home Depot, Inc.	3.58%
Dover Corp.	3.56%
Target Corp.	3.49%

What factors were the strongest contributors to Fund performance?

We saw positive relative returns from every one of the sectors in which we were invested in 2006—meaning that our holdings outperformed the broader sector category. This is gratifying, since it is the best possible endorsement of our research, methodology and decision making. In terms of contribution to our overall return, we had positive impact from our sector exposure, with fairly even contribution from each of the major sectors. Technology, Consumer Discretionary, and Financials were all very strong. In terms of individual holdings, the portfolio was led by Comcast which produced very good results in 2006, with the Class A shares we own up

Madison Mosaic Equity Trust 3

Management's Discussion of Fund Performance (continued)

63.3% for the year. We had excellent returns behind timely trades in Cisco Systems, which was a beneficiary of increasing internet bandwidth needs. Morgan Stanley also had a very strong year across its business units and it contributed nicely to overall performance.

What factors were the largest constraints on performance?

Once again, the leading sector in the market was energy, and our lack of holdings in this cyclical area was a relative negative. We also did not have participation in the Telecom Services Sector, which had a nice run.

On an individual security basis, our worst performer was Linear Technology, which was hampered by concerns over the slowing economy and inventory issues. We also saw losses in MGIC Investment Corporation due to weakness in housing which cast a shadow over the company's mortgage insurance business, as well as increasing general credit concerns. We took a loss on Check Point Software, which we sold in April, due to concerns over the company's acquisition strategy and other fundamentals.

4 Annual Report - December 31, 2006

Management's Discussion of Fund Performance (continued)

MADISON MOSAIC BALANCED

How did the Fund perform for the year?

Madison Mosaic Balanced advanced 11.96% in 2006, with positive results from the stock holdings dampened somewhat by modest returns from the bonds. As with our Investors Fund, we did fight the headwind of having no holdings in the top-performing Energy Sector. During the course of the year, Lipper reformulated the index (Lipper Balanced Fund Index) that included Madison Mosaic Balanced, and placed the fund in a new index group called Lipper Mixed Asset Allocation Growth. This index showed a 13.55% return for the year, a result which suggests that other members of this index may have had greater weightings in domestic or foreign stocks.

Have you made any significant changes to the portfolio since December 31, 2005?

The stock holdings of Balanced mirror the holdings of Madison Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began and finished the period holding an identical 64.8% in stocks. On the bond side, we have been gradually increasing the percentage of government issued bonds, and decreasing the weighting in corporate bonds, based on our assessment of relative values. We have basically maintained the duration of the bonds, from 2.85 years at the beginning of the period to 2.99 years at the end.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF DECEMBER 31, 2006 FOR MADISON MOSAIC BALANCED

% of net assets
Top Five Stock Holdings (64.8% of net assets in stocks)
Berkshire Hathaway - Class B	3.38%
Johnson & Johnson	3.30%
Citigroup, Inc.	3.26%
Microsoft Corp.	3.09%
Wal-Mart Stores, Inc.	2.87%

% of net assets
Top Five Fixed Income Holdings (31.7% of net assets in fixed income)
US Treasury Note, 5.125%, 6/30/11	3.00%
US Treasury Note, 4%, 3/15/10	2.71%
Fannie Mae, 3.25%, 8/15/08	2.39%
Federal Home Loan Bank, 4.375%, 9/17/10	1.81%
US Treasury Note, 4%, 2/15/14	1.47%

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were solidly positive for the period. The holdings mirror the stocks held in Investors, discussed at some length above.

Madison Mosaic Equity Trust 5

Management's Discussion of Fund Performance (continued)

How did the bond holdings in Balanced contribute to overall performance?

After a number of particularly weak years of bond returns, 2006 produced modest, but welcome positive returns. We continue to actively manage the bonds in Balanced with the goal of achieving the best risk/reward ratio, which at the end of the period meant high-quality bonds with an average maturity of 3.47 years.

6 Annual Report - December 31, 2006

Management's Discussion of Fund Performance (continued)

MADISON MOSAIC MID-CAP

An interview with Rich Eisinger, co-manager of Madison Mosaic Mid-Cap. (Photo of Rich Eisinger)

How would you characterize the performance of Madison Mosaic Mid-Cap in 2006?

I was pleased with our performance as stock selection was solid, even though sector exposure worked against us. Madison Mosaic Mid-Cap returned 16.32% for 2006, outpacing the overall market, as measured by the S&P 500's 15.79%, but more importantly, outperforming our benchmark, the Russell Midcap Index(R), which advanced 15.26%. We also beat our peer group, as represented by the Lipper Mid-Cap Core Index, which advanced 13.44%.

Did you make any significant changes to the portfolio since December 31, 2005?

Our latest turnover calculation shows a 47% rate at the end of 2006, which translates into an average holding period of close to two years. We like to own stocks which can retain our investment confidence for long periods, and this is certainly true of many of our holdings, such as our largest at the end of 2006, Markel Corp., which has been in the portfolio for over five years.

We sell a position for one of three main reasons: valuation appears full, a better opportunity exists elsewhere, or our original thesis for holding the stock is no longer intact. A number of our long-term holdings were sold due to valuation, including Jacobs Engineering, Expeditors International and Estee Lauder. In other cases, shifts in the competitive environment caused us to reevaluate our holdings. For instance, Del Monte has been hurt by a rise in raw material and energy costs, but has not been able to offset these costs with pricing. In a different scenario, Education Management was sold after it was announced that the company would be purchased for an attractive price by a private equity concern. We sold Liz Claiborne, which was a very profitable long-term investment for us, due to competition in the apparel industry and potential management uncertainty. When our underlying expectations for a company prove wrong, we will no longer hold that stock, and this was the case with education provider Apollo Group, when their campaign to shift the demographics of their students proved to be unsuccessful and our confidence in management diminished.

We were able to add a number of excellent companies to the portfolio, aided mid-year by the market dip, which took the S&P 500 below its starting point for 2006. We found strong companies selling at reasonable valuations in the Technology Sector, including FLIR Systems, which manufactures infrared cameras for use in detecting heat abnormalities and for allowing users to see through obscurants like smoke, haze, and darkness. The company benefits by selling products that help with energy conservation and security, which are two end markets that are benefiting from strong secular trends. We added Sysco

Madison Mosaic Equity Trust 7

Management's Discussion of Fund Performance (continued)

Corporation during this period as well, a leading provider of food services which has shown many of the consistent growth characteristics we seek. In the final quarter of the period we added Brookfield Asset Management, a leading fee-based manager of property, power and infrastructure assets, and Unit Corporation, which finds, develops and distributes natural gas.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2006
FOR MADISON MOSAIC MID-CAP

% of net assets
Markel Corp.	4.24%
White Mountains Insurance Group	4.10%
Fiserv, Inc.	3.85%
Synovus Financial Corp.	3.69%
Clorox Company	3.48%
Mohawk Industries, Inc.	3.45%
Laboratory Corp of America	3.34%
Discovery Holding Co. - Class A	3.21%
Odyssey Re Holdings Corp.	3.19%
Charles River Labs	3.17%

What factors were the strongest contributors to fund performance?

In terms of sectors, we saw our best returns from our Consumer Discretionary and Financial holdings. On an individual stock basis, our returns were led by CarMax, Markel, International Game Technology, SEI Investments Company, and Odyssey Re.

What factors were the largest constraints on performance?

Our lack of exposure to the Utilities and Materials Sectors hurt us this period, but we were actually boosted by our avoidance of Energy. Mid-cap energy stocks reacted more strongly than the larger companies to the drop in energy prices experienced over the last months of the period. Individual holding which had disappointing results included Hewitt Associates, Valassis Communications, Check Point Software, and Apollo Group, all sold. Linear Technology also had weak returns for the period, but we feel patience in this holding will be rewarded.

8 Annual Report - December 31, 2006

Management's Discussion of Fund Performance (continued)

MADISON MOSAIC FORESIGHT

An interview with Foresight co-manager and Madison Investment Advisors' Founder and President, Frank Burgess. (Photo Frank Burgess)

How would you characterize the performance of Foresight for the period?

We were quite pleased to show a positive return of 16.83% for the period, nicely ahead of our S&P 500 benchmark, which was up 15.79%. We were even further ahead of our peer group, as the Lipper Flexible Portfolio Fund Index, which advanced 12.77%. With our portfolio currently allocated across S&P 500 sectors, the positive results against the S&P 500 were largely a function of our stock selection, while members of the Lipper Index may have had greater exposure to lower-returning asset classes, such as bonds.

Have you made any significant changes to the portfolio since December 31, 2005?

Over the past year we've solidified our holdings into what is now a fully invested, sector-diversified stock strategy. As in the past, our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time. With the portfolio's repositioning well established, turnover has returned to our normal ranges, with the December 31, 2006 rate at 54%. Trading activity was relatively heavy for the first six months of 2006, with 12 new securities in the portfolio as of June 30, and 15 securities sold. In the second half of the year we added a number of companies, including AT&T, O'Reilly Automotive and Fortune Brands. We took profits in Harley-Davidson and Sigma Aldrich, and sold Apollo Group on disappointing business news.

What factors had the largest impact on this period's performance?

We benefited from an allocation that was nearly fully invested in stocks, with little exposure to the lower performing asset classes such as bonds. Energy, Telecommunications, and Utilities were the strongest sectors, while Health Care and Industrials were the weakest. In terms of individual holdings, we had strong results from Waters Corporation, which makes

Madison Mosaic Equity Trust 9

Management's Discussion of Fund Performance (concluded)

high-end analytical equipment for the health care industry. Comcast was up 63.3% for the year, and was also a major contributor. Long-term insurance holding Markel had a good year, as did new technology holding FLIR Systems. Despite the dip in oil prices, Chevron and Schlumberger were both up over 30% for the year.

What factors were constraints on performance?

We experienced losses in our holdings of Apollo Group, which we sold in October, and had disappointing results from Capital One Financial. Technology was a mixed bag, with some strong returns offsetting a negative year for Dell, Ebay, Intel and Linear Technology.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2006 FOR MADISON MOSAIC FORESIGHT

% of net assets
General Electric Co.	2.83%
Microsoft Corp.	2.73%
Transocean, Inc.	2.73%
Sysco Corp.	2.70%
Exxon Mobil Corp.	2.67%
Wal-Mart Stores, Inc.	2.55%
Citigroup, Inc.	2.49%
Johnson & Johnson	2.43%
Schlumberger LTD	2.32%
Dover Corp.	2.28%

10 Annual Report - December 31, 2006

Madison Mosaic Equity Trust December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Equity Trust (the "Trust"), including the Investors Fund, Balanced Fund, Mid-Cap Fund, and Foresight Fund (collectively, the "Funds"), as of December 31, 2006 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 14, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2006, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 2, 2007

Madison Mosaic Equity Trust 11

Madison Mosaic Equity Trust December 31, 2006

Investors Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 90.5% of net assets

CONSUMER DISCRETIONARY: 9.7%
Home Depot Inc.	157,775	$6,336,244
McDonald's Corp.	103,380	4,582,835
Target Corp.	108,155	6,170,243

CONSUMER STAPLES: 11.9%
The Coca Cola Co.	107,635	5,193,389
Sysco Corp.	144,535	5,313,107
Walgreen Co.	72,665	3,334,597
Wal-Mart Stores Inc.	157,365	7,267,116

FINANCIAL SERVICES: 13.2%
Capital One Financial Group	60,215	4,625,716
Citigroup Inc.	147,495	8,215,471
Morgan Stanley	61,500	5,007,945
Wells Fargo & Co.	152,955	5,439,080

HEALTH CARE: 16.2%
Amgen Inc.*	47,950	3,275,465
Charles River Laboratories*	111,000	4,800,750
Johnson & Johnson	118,855	7,846,807
Novartis AG - ADR	110,725	6,360,044
United Healthcare Group	118,555	6,369,960

INDUSTRIAL: 9.3%
Dover Corp.	128,365	6,292,452
General Electric Co.	126,595	4,710,600
United Parcel Service - CL B	72,375	5,426,677

INSURANCE: 9.9%
Berkshire Hathaway - CL B*	2,100	7,698,600
MGIC Investment Corp.	83,095	5,196,761
Marsh & McLennan Co.	151,515	4,645,450

MEDIA & ENTERTAINMENT: 5.1%
Comcast Corp. - Special CL A*	132,535	5,550,566
Liberty Media International - CL A*	166,597	3,593,497

TECHNOLOGY: 15.2%
Cisco Systems Inc.*	209,345	5,721,399
Fiserv Inc.*	76,440	4,006,985
Linear Technology Corp.	150,170	4,553,154
Microsoft Corp.	258,480	7,718,213
Symantec Corp.*	231,440	4,825,524

TOTAL COMMON STOCKS (Cost $140,288,144)		$160,078,647

REPURCHASE AGREEMENT: 9.6% of net assets With Morgan Stanley and Company issued 12/29/06 at 4.65%, due 1/3/07, collateralized by $17,287,121 in United States Treasury Notes due 11/15/18. Proceeds at maturity are $16,873,891 (Cost $16,863,000).		16,863,000

TOTAL INVESTMENTS: 100.1% of net assets (Cost $157,151,144)		$176,941,647

LIABILITIES LESS CASH AND RECEIVABLES: (0.1)% of net assets		(80,184)

NET ASSETS: 100%		$176,861,463

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

12 Annual Report - December 31, 2006

Madison Mosaic Equity Trust December 31, 2006

Balanced Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 64.8% of net assets

CONSUMER DISCRETIONARY: 6.8%
Home Depot Inc.	9,745	$391,359
McDonald's Corp.	7,600	336,908
Target Corp.	6,625	377,956

CONSUMER STAPLES: 8.7%
The Coca Cola Co.	7,745	373,696
Sysco Corp.	10,115	371,827
Walgreen Co.	4,500	206,505
Wal-Mart Stores Inc.	10,105	466,649

FINANCIAL SERVICES: 9.4%
Capital One Financial Group	3,640	279,625
Citigroup Inc.	9,520	530,264
Morgan Stanley	4,405	358,699
Wells Fargo & Co.	9,960	354,178

HEALTH CARE: 11.5%
Amgen Inc.*	2,885	197,074
Charles River Laboratories*	7,155	309,454
Johnson & Johnson	8,120	536,082
Novartis AG - ADR	7,500	430,800
United Healthcare Group	7,295	391,960

INDUSTRIAL: 6.2%
Dover Corp.	8,200	401,964
General Electric Co.	7,672	285,475
United Parcel Service - CL B	4,375	328,038

INSURANCE: 7.3%
Berkshire Hathaway - CL B*	150	549,900
MGIC Investment Corp.	5,130	320,830
Marsh & McLennan Co.	10,505	322,083

MEDIA & ENTERTAINMENT: 3.9%
Comcast Corp. - Special CL A*	9,435	395,138
Liberty Media Corp. - CL A*	11,465	247,300

TECHNOLOGY: 11.0%
Cisco Systems Inc.*	12,990	355,017
Fiserv Inc.*	6,075	318,452
Linear Technology Corp.	9,615	291,527
Microsoft Corp.	16,825	502,395
Symantec Corp.*	15,100	314,835

TOTAL COMMON STOCKS (Cost $8,791,013)		$10,545,990

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 31.7% of net assets

CORPORATE OBLIGATIONS: 15.9%
CONSUMER GOODS: 1.2%
Wal-Mart Stores, 4.75%, 8/15/10	$200,000	$197,672

CONSUMER STAPLES: 0.6%
Kraft Foods, Inc., 5.625%, 11/1/11	100,000	101,169

FINANCIALS: 4.9%
Countrywide Home Loan, 5.625%, 5/15/07	210,000	210,179
Goldman Sachs, 7.35%, 10/1/09	180,000	190,002
International Lease Finance, 4.875%, 9/1/10	200,000	196,742
MGIC Investment Corp., 6%, 3/15/07	200,000	200,168

HEALTH CARE: 1.2%
United Healthcare Group, 5%, 8/15/14	200,000	194,182

MEDIA & ENTERTAINMENT: 1.3%
Comcast Cable, 6.2%, 11/15/08	200,000	203,255

OIL: 1.2%
Marathon Oil Corp., 5.375%, 6/1/07	200,000	199,947

* Non-income producing.

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 13

Balanced Fund - Portfolio of Investments - December 31, 2006 (continued)

	PRINCIPAL AMOUNT	VALUE

TECHNOLOGY: 1.9%
Cisco Systems, Inc., 5.25%, 2/22/11	$100,000	$100,343
Hewlett-Packard Co., 5.5%, 7/1/07	200,000	200,243

TELECOMMUNICATIONS: 3.6%
AT & T Broadband, 8.375%, 3/15/13	200,000	228,093
Sprint Capital Corp., 6.125%, 11/15/08	200,000	202,451
Verizon New England, 6.5%, 9/15/11	150,000	154,375

US TREASURY & AGENCY OBLIGATIONS: 15.8%
Fannie Mae, 3.25%, 8/15/08	400,000	388,926
Fannie Mae, 4.625%, 10/15/13	125,000	122,638
Federal Home Loan Bank, 4.375%, 9/17/10	300,000	294,848
US Treasury Note, 4.375%, 12/31/07	150,000	149,127
US Treasury Note, 3.625%, 7/15/09	150,000	146,092
US Treasury Note, 4%, 3/15/10	450,000	440,701
US Treasury Note, 5.125%, 6/30/11	480,000	488,250
US Treasury Note, 4.875%, 2/15/12	150,000	151,418
US Treasury Note, 4%, 2/15/14	250,000	239,385
US Treasury Note, 4.25%, 8/15/14	160,000	155,363

TOTAL DEBT INSTRUMENTS(Cost $5,201,165)		$5,155,569

		VALUE
REPURCHASE AGREEMENT: 3.4% of net assets With Morgan Stanley and Company issued 12/29/06 at 4.65%, due 1/3/07, collateralized by $559,732 in United States Treasury Notes due 11/15/18. Proceeds at maturity are $546,353 (Cost $546,000).		$546,000

TOTAL INVESTMENTS: 99.9% of net assets (Cost $14,538,178)		$16,247,559

CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		19,395

NET ASSETS: 100%		$16,266,954

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

14 Annual Report - December 31, 2006

Madison Mosaic Equity Trust December 31, 2006

Mid-Cap Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 94.4% of net assets

BANKS: 3.7%
Synovus Financial Corp.	175,970	$5,425,155

CONSUMER DISCRETIONARY: 17.3%
Cabela's Inc. - CL A*	184,845	4,460,310
CarMax Inc.*	46,475	2,492,454
Discovery Holding Co. - CL A*	293,163	4,716,993
Mohawk Industries Inc.*	67,840	5,078,502
O'Reilly Automotive*	145,070	4,650,944
Tiffany & Company	104,600	4,104,504

CONSUMER STAPLES: 6.3%
Clorox Company	79,730	5,114,680
Sysco Corp.	112,385	4,131,273

ENERGY: 1.9%
Unit Corp.*	57,230	2,772,793

FINANCIAL SERVICES: 7.5%
Brookfield Asset Management	84,170	4,055,311
Janus Capital Group	154,060	3,326,155
SEI Investments Co.	61,930	3,688,551

HEALTH CARE: 14.1%
Charles River Laboratories*	107,690	4,657,593
Laboratory Corp of America*	66,835	4,910,367
Patterson Companies Inc.*	122,705	4,357,254
Techne Corp.*	54,245	3,007,885
Waters Corp.*	77,325	3,786,605

INDUSTRIAL: 10.9%
Autoliv Inc.	65,915	3,974,674
Cintas Corp.	97,820	3,884,432
Dover Corp.	90,215	4,422,339
Waste Management Inc.	103,740	3,814,520

INSURANCE: 13.5%
Markel Corp.*	12,979	6,231,218
Mercury General Corp.	54,010	2,847,947
Odyssey Reinsurance Holdings Corp.	125,695	4,688,424
White Mountains Insurance GP	10,398	6,024,913

MEDIA & ENTERTAINMENT: 6.8%
EW Scripps Co. - CL A	74,875	3,739,258
International Game Technology	92,210	4,260,102
Liberty Global Inc. - CL C*	70,436	1,972,208

TECHNOLOGY: 12.4%
Fiserv Inc.*	108,180	5,670,796
FLIR Systems Inc.*	142,815	4,545,801
Linear Technology Corp.	122,280	3,707,530
Zebra Technology Corp. - CL A*	125,710	4,373,451

TOTAL COMMON STOCKS (Cost $115,418,270)		$138,894,942

REPURCHASE AGREEMENT: 5.2% of net assets With Morgan Stanley and Company issued 12/29/06 at 4.65%, due 1/3/07, collateralized by $7,865,984 in United States Treasury Notes due 11/15/18. Proceeds at maturity are $7,677,955 (Cost $7,673,000).		7,673,000

TOTAL INVESTMENTS: 99.6% of net assets (Cost $123,091,270)		$146,567,942

CASH AND RECEIVABLES LESS LIABILITIES: 0.4% of net assets		553,855

NET ASSETS: 100%		$147,121,797

*Non-income producing.

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 15

Madison Mosaic Equity Trust December 31, 2006

Foresight Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 97.9% of net assets

BANKS 4.7%
Bank of New York Co.	1,650	$64,960
Capital One Financial Corp.	875	67,217
Synovus Financial Corp.	2,000	61,660

CONSUMER DISCRETIONARY: 8.4%
Fortune Brands Inc.	785	67,031
Home Depot Inc.	2,250	90,360
McDonald' Corp.	1,015	44,995
O'Reilly Automotive*	1,885	60,433
Target Corp.	1,410	80,441

CONSUMER STAPLES: 9.3%
Clorox Co.	925	59,339
The Coca Cola Co.	1,345	64,896
Sysco Corp.	3,000	110,280
Walgreen Co.	935	42,907
Wal-Mart Stores Inc.	2,255	104,136

ENERGY: 10.0%
Chevron Corp.	1,250	91,913
Exxon Mobil Corp.	1,420	108,815
Schlumberger LTD	1,500	94,740
Transocean Inc.*	1,375	111,224

FINANCIAL SERVICES: 8.0%
Citigroup Inc.	1,825	101,653
Janus Capital Group	3,100	66,929
Morgan Stanley	950	77,359
Wells Fargo & Co.	2,260	80,366

HEALTH CARE: 11.4%
Amgen, Inc.*	1,350	92,218
Charles River Laboratories*	1,730	74,822
Johnson & Johnson	1,500	99,030
Novartis AG - ADR	1,000	57,440
United Healthcare Group	1,150	61,789
Waters Corp.*	1,600	78,352

INDUSTRIAL: 10.0%
Cintas Corp.	1,300	51,623
Dover Corp.	1,900	93,138
General Electric Co.	3,100	115,351
Tyco International LTD	2,500	76,000
United Parcel Service - CL B	950	71,231

INSURANCE: 9.4%
American International Group	825	59,119
Berkshire Hathaway - CL B*	25	91,650
MGIC Investment Corp.	1,155	72,234
Markel Corp.*	175	84,018
Marsh & McLennan Co.	2,500	76,650

MATERIALS: 3.6%
Aptargroup Inc.	1,060	62,582
Ball Corp	1,900	82,840

MEDIA & ENTERTAINMENT: 2.4%
Comcast Corp. - Special CL A*	1,390	58,213
Liberty Media International - CL A*	1,866	40,250

TECHNOLOGY: 15.0%
Cisco Systems, Inc.*	1,675	45,778
eBay Inc.*	1,800	54,126
Fiserv Inc.*	1,400	73,388
FLIR Systems Inc*	2,350	74,801
Intel Corp.	2,925	59,231
International Business Machines Corp.	750	72,862
Linear Technology Corp.	1,575	47,754
Microsoft Corp.	3,730	111,378
Symantec Corp.*	3,400	70,890

* Non-income producing.

The Notes to Financial Statements are an integral part of these statements.

16 Annual Report - December 31, 2006

Foresight Fund - Portfolio of Investments - December 31, 2006 (concluded)

	NUMBER OF SHARES	VALUE
TELECOMMUNICATIONS: 2.8%
AT & T Corp.	1,155	41,291
Vodafone Group ADR	2,618	72,728

UTILITIES: 2.9%
Exelon Corp.	925	57,248
WPS Resources Corp.	1,130	61,054

TOTAL COMMON STOCKS (Cost $3,527,573)		$3,992,733

REPURCHASE AGREEMENT: 2.2% of net assets With Morgan Stanley and Company issued 12/29/06 at 4.65%, due 1/3/07, collateralized by $93,289 in United States Treasury Notes due 11/15/18. Proceeds at maturity are $91,059 (Cost $91,000).		91,000

TOTAL INVESTMENTS: 100.1% of net assets (Cost $3,618,573)		$4,083,733

LIABILITIES LESS CASH AND RECEIVABLES: (0.1)% of net assets		(2,277)

NET ASSETS: 100%		$4,081,456

*Non-income producing.

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 17

Madison Mosaic Equity Trust December 31, 2006

Statements of Assets and Liabilities

December 31, 2006

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$160,078,647	$15,701,559	$138,894,942	$3,992,733
Repurchase agreements	16,863,000	546,000	7,673,000	91,000
Total investments*	176,941,647	16,247,559	146,567,942	4,083,733
Cash	792	655	851	515
Receivables
Dividends and interest	93,942	87,426	67,166	3,636
Capital shares sold	557,842	1,003	596,003	--
Total assets	177,594,223	16,336,643	147,231,962	4,087,884

LIABILITIES
Payables
Dividends	--	53,977	--	2,627
Capital shares redeemed	718,685	11,422	93,991	1,793
Independent trustee fees	4,250	875	3,500	375
Auditor fees	9,825	3,415	12,674	1,633
Total liabilities	732,760	69,689	110,165	6,428

NET ASSETS	$176,861,463	$16,266,954	$147,121,797	$4,081,456

Net assets consists of:
Paid in capital	156,557,831	14,450,006	121,983,183	3,593,578
Accumulated net realized gains	513,129	107,567	1,661,942	22,718
Net unrealized appreciation on investments	19,790,503	1,709,381	23,476,672	465,160
Net Assets	$176,861,463	$16,266,954	$147,121,797	$4,081,456

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 7)	8,599,490	884,349	11,282,778	290,030

NET ASSET VALUE PER SHARE	$20.57	$18.39	$13.04	$14.07

*INVESTMENT SECURITIES, AT COST	$157,151,144	$14,538,178	$123,091,270	$3,618,573

The Notes to Financial Statements are an integral part of these statements.

18 Annual Report - December 31, 2006

Madison Mosaic Equity Trust December 31, 2006

Statements of Operations

For the year ended December 31, 2006

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$ 392,439	$ 268,490	$ 413,389	$ 7,275
Dividend income	1,640,463	135,306	1,116,589	60,905
Total investment income	2,032,902	403,796	1,529,978	68,180

EXPENSES (Notes 3 and 5)
Investment advisory fees	960,755	123,128	1,066,118	28,223
Other expenses:
Service agreement fees	300,251	67,310	682,298	14,676
Independent trustee fees	15,500	3,500	15,500	1,500
Auditor fees	15,000	6,000	19,000	3,500
Total other expenses	330,751	76,810	716,798	19,676

Total expenses	1,291,506	199,938	1,782,916	47,899

NET INVESTMENT INCOME (LOSS)	741,396	203,858	(252,938)	20,281

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	8,530,636	716,180	7,043,965	150,988
Change in net unrealized appreciation of investments	11,260,609	943,368	14,972,935	431,947

NET GAIN ON INVESTMENTS	19,791,245	1,659,548	22,016,900	582,935

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,532,641	$1,863,406	$21,763,962	$603,216

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 19

Madison Mosaic Equity Trust December 31, 2006

Statements of Changes in Net Assets

For the year indicated

	Investors Fund		Balanced Fund
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 741,396	$437,696	$203,858	$193,338
Net realized gain on investments	8,530,636	13,769,312	716,180	1,847,257
Net unrealized appreciation (depreciation) on investments	11,260,609	(18,745,361)	943,368	(2,641,040)
Total increase (decrease) in net assets resulting from operations	20,532,641	(4,538,353)	1,863,406	(600,445)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(779,092)	(400,000)	(203,858)	(193,338)
From net capital gains	(10,320,298)	(9,212,618)	(717,960)	(1,402,398)
Total distributions	(11,099,390)	(9,612,618)	(921,818)	(1,595,736)

CAPITAL SHARE TRANSACTIONS (Note 7)	37,089,080	(19,630,796)	(2,188,704)	(6,687,441)

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,522,331	(33,781,767)	(1,247,116)	(8,883,622)

NET ASSETS
Beginning of period	$130,339,132	$164,120,899	$17,514,070	$26,397,692
End of period	$176,861,463	$130,339,132	$16,266,954	$17,514,070

The Notes to Financial Statements are an integral part of these statements.

20 Annual Report - December 31, 2006

Statements of Changes in Net Assets (concluded)

	Mid-Cap Fund		Foresight Fund
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(252,938)	$(517,222)	$20,281	$11,531
Net realized gain on investments	7,043,965	11,440,485	150,988	356,922
Net unrealized appreciation (depreciation) on investments	14,972,935	(9,442,220)	431,947	(484,540)
Total increase (decrease) in net assets resulting from operations	21,763,962	1,481,043	603,216	(116,087)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	--	(20,281)	(11,531)
From net capital gains	(9,583,675)	(7,235,848)	(163,253)	(149,798)
Total distributions	(9,583,675)	(7,235,848)	(183,534)	(161,329)

CAPITAL SHARE TRANSACTIONS (Note 7)	(11,324,454)	36,212,109	53,416	(903,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS	855,833	30,457,304	473,098	(1,180,969)

NET ASSETS
Beginning of period	$146,265,964	$115,808,660	$3,608,358	$4,789,327
End of period	$147,121,797	$146,265,964	$4,081,456	$3,608,358

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 21

Madison Mosaic Equity Trust December 31, 2006

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$18.81	$20.82	$18.79	$15.42	$18.61
Investment operations:
Net investment income	0.09	0.06	0.13	0.04	0.04
Net realized and unrealized gain (loss) on investments	3.02	(0.62)	2.03	3.37	(3.19)
Total from investment operations	3.11	(0.56)	2.16	3.41	(3.15)
Less distributions:
From net investment income	(0.09)	(0.06)	(0.13)	(0.04)	(0.04)
From net capital gains	(1.26)	(1.39)	--	--	--
Total distributions	(1.35)	(1.45)	(0.13)	(0.04)	(0.04)
Net asset value, end of year	$20.57	$18.81	$20.82	$18.79	$15.42
Total return (%)	16.55	(2.81)	11.49	22.14	(16.94)
Ratios and supplemental data
Net assets, end of year (in thousands)	$176,861	$130,339	$164,121	$124,963	$95,219
Ratio of expenses to average net assets (%)	0.95	0.94	0.88	0.88	0.99
Ratio of net investment income to average net assets (%)	0.55	0.29	0.70	0.27	0.44
Portfolio turnover (%)	52	41	40	29	88

BALANCED FUND

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$17.40	$19.51	$18.22	$15.98	$17.87
Investment operations:
Net investment income	0.23	0.18	0.20	0.19	0.26
Net realized and unrealized gain (loss) on investments	1.84	(0.60)	1.29	2.24	(1.89)
Total from investment operations	2.07	(0.42)	1.49	2.43	(1.63)
Less distributions:
From net investment income	(0.23)	(0.18)	(0.20)	(0.19)	(0.26)
From net capital gains	(0.85)	(1.51)	--	--	--
Total distributions	(1.08)	(1.69)	(0.20)	(0.19)	(0.26)
Net asset value, end of year	$18.39	$17.40	$19.51	$18.22	$15.98
Total return (%)	11.96	(2.16)	8.19	15.29	(9.13)
Ratios and supplemental data
Net assets, end of year (in thousands)	$16,267	$17,514	$26,398	$24,411	$20,886
Ratio of expenses to average net assets (%)	1.22	1.21	1.20	1.20	1.20
Ratio of net investment income to average net assets (%)	1.24	0.88	1.06	1.01	1.56
Portfolio turnover (%)	35	34	38	43	37

The Notes to Financial Statements are an integral part of these statements.

22 Annual Report - December 31, 2006

Financial Highlights (concluded)

Selected data for a share outstanding for the periods indicated.

MID-CAP FUND

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value beginning of year	$11.99	$12.52	$11.06	$8.69	$10.04
Investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.98	0.12	2.10	2.51	(1.26)
Total from investment operations	1.96	0.07	2.09	2.48	(1.29)
Less distributions:
From net investment income	--	--	--	--	--
From net capital gains	(0.91)	(0.60)	(0.63)	(0.11)	(0.06)
Total distributions	(0.91)	(0.60)	(0.63)	(0.11)	(0.06)
Net asset value, end of year	$13.04	$11.99	$12.52	$11.06	$8.69
Total return (%)	16.32	0.55	18.90	28.53	(12.87)
Ratios and supplemental data
Net assets, end of year (in thousands)	$147,122	$146,266	$115,809	$54,675	$26,202
Ratio of expenses to average net assets (%)	1.25	1.25	1.24	1.25	1.24
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.37)	(0.09)	(0.44)	(0.42)
Portfolio turnover (%)	47	46	38	25	35

FORESIGHT FUND

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value beginning of year	$12.61	$13.38	$12.59	$10.79	$12.60
Investment operations:
Net investment income	0.07	0.03	0.07	0.01	0.02
Net realized and unrealized gain (loss) on investments	2.05	(0.35)	0.79	1.80	(1.81)
Total from investment operations	2.12	(0.32)	0.86	1.81	(1.79)
Less distributions:
From net investment income	(0.07)	(0.03)	(0.07)	(0.01)	(0.02)
From net capital gains	(0.59)	(0.42)	--	--	--
Total distributions	(0.66)	(0.45)	(0.07)	(0.01)	(0.02)
Net asset value, end of year	$14.07	$12.61	$13.38	$12.59	$10.79
Total return (%)	16.83	(2.34)	6.83	16.73	(14.17)
Ratios and supplemental data
Net assets, end of year (in thousands)	$4,081	$3,608	$4,789	$4,741	$3,925
Ratio of expenses to average net assets (%)	1.27	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.54	0.24	0.54	0.04	0.21
Portfolio turnover (%)	54	122	39	7	8

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 23

Madison Mosaic Equity Trust December 31, 2006

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. This report contains information about four separate funds (the "Funds"): the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus for the Funds. A fifth Trust portfolio, available to certain institutional investors (as defined in the portfolio's prospectus) presents its financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2006 and 2005 were as follows:

	2006	2005
Investors Fund:
Distributions paid from:
Ordinary income	$779,092	$400,000
Short-term capital gains	39,328	--
Long-term capital gains	10,280,970	9,212,618
Balanced Fund:
Distributions paid from:
Ordinary income	$203,858	$193,338
Long-term capital gains	717,960	1,402,398
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$2,809,939	$1,330,354
Long-term capital gains	6,773,736	5,905,494
Foresight Fund:
Distributions paid from:
Ordinary income	$20,281	$11,531
Short-term capital gains	69,201	--
Long-term capital gains	94,052	149,798

The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund designate 100%, 65%, 61% and 55%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2006, the components of distributable earnings on a tax basis were  as follows:

Investors Fund:
Accumulated net realized gains	$536,363
Net unrealized appreciation on investments	19,767,269
$20,303,632

24 Annual Report - December 31, 2006

Notes to Financial Statements (continued)

Balanced Fund:
Accumulated net realized gains	$115,376
Net unrealized appreciation on investments	1,701,572
$1,816,948
Mid-Cap Fund:
Accumulated net realized gains	$1,661,942
Net unrealized appreciation on investments	23,476,672
$25,138,614
Foresight Fund:
Accumulated net realized gains	$22,718
Net unrealized appreciation on investments	465,160
$487,878

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all income taxes. As of December 31, 2006, capital loss carryovers available to offset future capital gains for federal income tax purposes is $223,424 for the Investors Fund expiring December 31, 2010.

This loss was acquired through its merger with Mosaic Focus Fund on July 1, 2002 and is subject to certain limitations.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. In the Mid-Cap Fund, a permanent book and tax difference relating to short-term capital gains in the amount of $252,938 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2006, the Investors Fund had approximately a 61.6% interest, the Balanced Fund approximately a 2.0% interest, the Mid-Cap Fund approximately a 28.0% interest and the Foresight Fund approximately a 0.3% interest in the consolidated repurchase agreement of $27,381,000 collateralized by $28,069,660 in United States Treasury Notes. Proceeds at maturity were $27,398,684.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

Madison Mosaic Equity Trust 25

Notes to Financial Statements (continued)

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2006 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$79,799,684	$66,319,649
Balanced Fund:
U. S. Gov't Securities	$1,455,644	$1,742,431
Other	$4,099,976	$6,879,279
Mid-Cap Fund:
U. S. Gov't Securities	--	;--
Other	$90,799,810	$63,938,856
Foresight Fund:
U. S. Gov't Securities	--	--
Other	$1,950,879	$1,973,704

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.41% for the Balanced Fund and 0.39% for the Foresight Fund. For the Investors Fund, this fee is 0.23% on the first $100 million and 0.20% on all assets greater than $100 million. For the Mid-Cap Fund, this fee is 0.48% on the first $150 million and 0.45% on all assets greater than $150 million.

The Funds pay the expenses of the Funds' Independent Trustees directly. For the year ended December 31, 2006, these fees amounted to $15,500, $3,500, $15,500 and $1,500 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

The Funds also pay the expenses of the Funds' Independent auditors directly. For the year ended December 31, 2006, these fees amounted to $15,000, $6,000, $19,000 and $3,500 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2006:

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$157,174,378	$14,545,987	$123,091,270	$3,618,573
Gross unrealized appreciation	21,237,783	1,868,037	24,959,291	515,245
Gross unrealized depreciation	(1,470,514)	(166,465)	(1,482,619)	(50,085)
Net unrealized appreciation	$19,767,269	$1,701,572	$23,476,672	$465,160

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2006	2005
In Dollars
Shares sold	$68,763,275	$31,050,574
Shares issued in reinvestment of dividends	10,896,065	6,784,683
Total shares issued	79,659,340	37,835,257
Shares redeemed	(42,570,260)	(57,466,053)
Net increase (decrease)	$37,089,080	$(19,630,796)

In Shares
Shares sold	3,277,120	1,534,905
Shares issued in reinvestment of dividends	530,222	355,219
Total shares issued	3,807,342	1,890,124
Shares redeemed	(2,138,503)	(2,843,374)
Net increase (decrease)	1,668,839	(953,250)

26 Annual Report - December 31, 2006

Notes to Financial Statements (continued)

	Year Ended December 31,
Balanced Fund	2006	2005
In Dollars
Shares sold	$511,262	$2,025,363
Shares issued in reinvestment of dividends	857,035	1,501,715
Total shares issued	1,368,297	3,527,078
Shares redeemed	(3,557,001)	(10,214,519)
Net decrease	$(2,188,704)	$(6,687,441)

In Shares
Shares sold	28,463	105,991
Shares issued in reinvestment of dividends	46,763	85,679
Total shares issued	75,226	191,670
Shares redeemed	(197,376)	(538,007)
Net decrease	(122,150)	(346,337)
	Year Ended December 31,
Mid-Cap Fund	2006	2005
In Dollars
Shares sold	$32,552,828	$66,567,902
Shares issued in reinvestment of dividends	9,402,993	7,071,259
Total shares issued	41,955,821	73,639,161
Shares redeemed	(53,280,275)	(37,427,052)
Net increase (decrease)	$(11,324,454)	$36,212,109

In Shares
Shares sold	2,566,945	5,386,599
Shares issued in reinvestment of dividends	721,642	586,340
Total shares issued	3,288,587	5,972,939
Shares redeemed	(4,208,594)	(3,022,565)
Net increase (decrease)	(920,007)	2,950,374
	Year Ended December 31,
Foresight Fund	2006	2005
In Dollars
Shares sold	$483,161	$572,645
Shares issued in reinvestment of dividends	180,907	159,506
Total shares issued	664,068	732,151
Shares redeemed	(610,652)	(1,635,704)
Net increase (decrease)	$53,416	$(903,553)

In Shares
Shares sold	37,282	43,865
Shares issued in reinvestment of dividends	12,858	12,649
Total shares issued	50,140	56,514
Shares redeemed	(46,397)	(128,294)
Net increase (decrease)	3,743	(71,780)

8. Line of Credit. The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund have lines of credit of $35 million, $4 million, $35 million and $1 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the year ended December 31, 2006, none of the Funds borrowed on their respective lines of credit.

9. New Accounting Pronouncement. In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is

Madison Mosaic Equity Trust 27

Notes to Financial Statements (continued)

currently evaluating the impact, if any, of applying the various provisions of FIN 48.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

Fund Expenses

Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2006 and held for the six-months ended December 31, 2006.

Actual Expenses

The table on the next page titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Investors Fund	13.24%	$1,000.00	$1,132.38	0.95%	$5.13
Balanced Fund	10.03%	$1,000.00	$1,100.34	1.22%	$6.46
Mid-Cap Fund	12.48%	$1,000.00	$1,124.78	1.25%	$6.66
Foresight Fund	13.58%	$1,000.00	$1,135.84	1.27%	$6.83
[1]For the six months ended December 31, 2006.
[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other Funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

28 Annual Report - December 31, 2006

Notes to Financial Statements (concluded)

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Investors Fund	5.00%	$1,000.00	$1,025.47	0.95%	$4.87
Balanced Fund	5.00%	$1,000.00	$1,025.47	1.22%	$6.22
Mid-Cap Fund	5.00%	$1,000.00	$1,025.47	1.25%	$6.40
Foresight Fund	5.00%	$1,000.00	$1,025.47	1.27%	$6.51
[1]For the six months ended December 31, 2006.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Madison Mosaic Equity Trust December 31, 2006

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Grand Mountain Bank, FSB.

Interested Trustee*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Capitol Bank, FSB.

Madison Mosaic Equity Trust 29

Officers*

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 11 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for the Advisor, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

30 Annual Report - December 31, 2006

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities for the period ended December 31, 2006 is available. These policies and voting information are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited)
The Trustees considered a number of factors when the Board most recently approved the advisory contract between us and the Trust in July 2006. Rather than providing you with a list of factors or conclusory statements that explained the Board's decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust's Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in fund management, including the recent growth of both the fixed and equity portfolio management teams. They recognized the wide array of investment professionals employed by the firm. Ms. Frank and Mr. Burgess discussed the firm's ongoing investment philosophies and strategies intended to provide superior performance consistent with each funds' investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor due to the Advisor's history of providing advisory services to the Trusts.

The Board also discussed with the Advisor the quality of services provided to the Trusts by the transfer agent, US Bancorp Fund Services, LLC. The Advisor reported that the transfer agent has routinely ranked at or near the top in customer service surveys for third party transfer agents.

With regard to the investment performance of each fund and the investment advisor, the Board reviewed current performance information for each fund.

Madison Mosaic Equity Trust 31

They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices. In particular, the Board recognized that as of the date of the meeting, most funds were underperforming their peer groups for the year ended June 30, 2006. With regard to fixed-income performance, the Advisor explained its active bond management style and its goal of protecting shareholders during periods of rising interest rates. The Advisor explained that, in the long-term, it believes this philosophy is in the best interest of fixed-income fund shareholders and is in accordance with applicable prospectus disclosures of investment objectives and policies for such funds. The Board engaged in a comprehensive discussion of fund performance and market conditions with representatives of the Advisor. The Advisor was optimistic about future performance and the direction of the markets.

The Board reviewed the Advisor's methodology for arriving at the peer groups and indices used for performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category, total asset size and distribution method, e.g. whether the comparison included or did not include comparable no-load funds, as well as from data provided directly by funds that most resembled each Trust portfolio's asset size and investment objective for the last year. The Board reviewed the objective manner by which Madison Mosaic fees were compared to fees in the industry.

The Trustees recognized that each Madison Mosaic fund's fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Trusts (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Trusts in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board compared the Advisor's fee schedule for separately managed accounts with the fees paid by the Trusts. The Trustees recognized that the Advisor provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with the Trusts, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Trusts' total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a

32 Annual Report - December 31, 2006

certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Madison Mosaic represents approximately $400 million out of the approximately $8 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Trusts are profitable to the Advisor because such salaries and fixed costs are already paid from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, exceeded $10 billion at the time of the meeting. As a result, although the fees paid by the Trusts at their present size might not be sufficient to profitably support a stand alone mutual fund complex, they are reasonably profitable to the Advisor as part of its larger, diversified organization. The Trustees also recognized that Madison Mosaic's reputation benefited the Advisor's reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Advisor, are managed with the attention given to other firm clients and are not treated as "loss leaders."

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss economies of scale beyond the existing breakpoint schedules now in effect for the largest of the funds in the family.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include NASD regulatory fees and "blue sky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that our contract should be renewed for another year.

Madison Mosaic Equity Trust 33

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Annual Report

December 31, 2006

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MADOX - Madison Institutional Equity Option Fund

Table of Contents

Management's Discussion of Fund Performance	1
Overview	1
Review of Period	1
Performance	1
Outlook	2
Report of Independent Registered Public Accounting Firm	3
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Management Information	15

MADOX - Madison Institutional Equity Option Fund

Management's Discussion of Fund Performance

OVERVIEW

Madison Institutional Equity Option Fund (the "Fund") commenced operations on March 31, 2006, offering institutional options writing management and personal service to its shareholders. The Fund's objective is to achieve consistent long-term returns that compare favorably with stock market averages, but with downside protection, meaningful income production, and considerably less volatility.

REVIEW OF PERIOD

In many ways, 2006 was a year of two markets. As the Fund commenced operation, we were experiencing a period of modest returns for stocks, as investors saw rising oil prices which supported widespread concerns over inflation, while the Federal Reserve Board continued to push rates higher. Alan Greenspan raised rates in his final meeting at the end of January, and new Federal Reserve Chairman Ben Bernanke continued to tighten with raises in March and early May. This dampened enthusiasm for stocks, under the cloud that the Fed might continue to raise, and amid fear the steady rise in rates would create an economic slowdown as early as the second half of 2006. Negative news from Iraq and the Mideast only added to the gloom, and the market, as measured by the S&P 500 dropped -1.44% during the first three months of the Fund's operation.

However,  as we entered the second half of the year, investor sentiment took a major turn, as the market saw the Fed hold rates at 5.25% and oil prices dipped, helping ease inflation fears. At the same time, corporate earnings came in stronger than expected, and stocks began moving steadily higher.

Within the market, many of the same themes from 2005 carried over into 2006, although the second half of the year saw a shift and a rebound in non-cyclical sectors. This was a plus for our stock holdings, which benefited from the rise of higher quality stocks, particularly in the third quarter of the year. Mixed results such as we saw across the quality spectrum is typically a symptom of a market in transition--a transition we believe will ultimately favor high-quality stocks with dependable growth patterns.

PERFORMANCE

The Fund started at a clearly disadvantageous time, as stocks generally tumbled in the second quarter. However, in the Fund's early days, substantial cash balances were present during the "invest up" stage which conveniently helped defend against the broad decline. Consumer stocks have suffered in recent months, owing to fears that the economy was entering a slowdown, in part due to rising interest rates and oil prices. The Fund was also affected by the significant decline in the Nasdaq index, which declined over 12% from the first week of May through mid-July.

However, the Fund recovered nicely during the remainder of the 2006, and we are pleased to report that we were able to generate enough income and short-term gains in 2006 to return approximately $0.36 per share to our shareholders in dividends. We continued to find ample opportunities to write calls at attractive premiums. The Fund's NAV (net asset value per share) also increased $1.18 from inception from $20.00 to $21.18, because the Fund's assets appreciated in value in addition to providing income. For the year, we underperformed the CBOE Buy Write ("BXM") Index for two main reasons. This period was one in which the passively managed BXM's buy and sell schedule matched the gyrations of the market. Secondly, the market favored cyclical sectors and not the ones in which the Fund was concentrated.

For this partial year, individual shareholder results varied widely,

Annual Report - December 31, 2006 - 1

MADOX - Madison Institutional Equity Option Fund - Management's Discussion of Fund Performance - concluded as very few investors held shares at the date of inception. For your personal results, please consult your year-end statement.

OUTLOOK

Volatility of stocks in 2006 peaked in June as measured by the CBOE S&P 500 Volatility ("VIX") Index, but then continued its multi-year decline hitting a twelve year low in November. Despite facing a low volatility environment, which is a negative for option premiums, we have continued to find stocks offering attractive option premiums through our bottom up research process.

While it is hard to make short-term predictions about volatility, the VIX index is now at its lowest level since 1995. Given that we have been able to find attractive options in this low volatility environment, we are confident we should be able to earn even better premiums if volatility reverts to the mean levels we have seen over the last 20 years.

Our outlook for stocks remains positive despite the rise of stock prices in the second half of 2006. We believe there are a number of factors that can continue to drive positive returns, although some volatility is likely in the near term. While the economy has clearly slowed, the overall economic growth has held up at a pace that is close to long-term historic averages. This benefits our style of investing since a slower economy should lead to decelerating earnings growth, which typically shifts attention to higher quality companies with long-term, predictable growth, such as those we own.

Furthermore, with the economy growing at a solid but slower pace and the market unconcerned about inflation, interest rates have been low and stable. This would generally be a good environment for P/E expansion; at the very least we believe the headwind of multiple contraction is gone. While we continue to believe that the average profit margin of U.S. companies has likely peaked, absolute earnings remain strong. As a corollary effect, as profit levels have fattened over the years, corporate balance sheets have been cleaned up and companies have rewarded shareholders with increased dividends and share repurchase programs. We expect this type of activity to continue. Although the strength in stocks in the latter half of the year may be followed by a pause early in 2007, we are prepared to take advantage of opportunities as they become available. As always, we will continue to focus our efforts on identifying growing, high-quality companies with reasonable valuations and we are looking forward to investing in a market environment which should be favorable to our approach.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2006 FOR MADISON INSTITUTIONAL EQUITY OPTION FUND

% of net assets
Cisco Systems Inc.	3.68%
Amgen Inc.	3.56%
Lowe's Cos Inc.	3.55%
Home Depot Inc	3.42%
United Healthcare Group	3.27%
Best Buy Co.	2.99%
Countrywide Financial	2.95%
Morgan Stanley	2.83%
Transocean Inc.	2.81%
Biogen Idec Inc.	2.78%

Annual Report - December 31, 2006 - 2

MADOX - Madison Institutional Equity Option Fund

Report of Independent Registered Public Accounting Firm -- December 31, 2006

To the Board of Trustees and Shareholders of Madison Institutional Equity Option Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Institutional Equity Option Fund (the "Fund"), as of December 31, 2006 and the related statements of operations, changes in net assets and financial highlights for the period from March 31, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the Fund's custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, and the results of its operations and changes of its net assets and financial highlights for the period from March 31, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 2, 2007

Annual Report - December 31, 2006 - 3

MADOX - Madison Institutional Equity Option Fund

Portfolio of Investments -- December 31, 2006

Number of Shares		Value
	Common Stocks - 91.6%
	Consumer Discretionary - 23.2%
4,500	Abercrombie & Fitch Co. - CL A	$313,335
5,333	Aeropostale Inc.*	164,630
6,700	Bed Bath & Beyond Inc.*	255,270
7,000	Best Buy Co Inc.	344,330
5,000	Garmin Ltd	278,300
9,800	Home Depot Inc.	393,568
13,100	Lowe's Cos Inc.	408,065
5,200	Target Corp.	296,660
7,000	William-Sonoma Inc.	220,080

	Energy - 4.8%
3,500	Apache Corp.	232,785
4,000	Transocean Inc.*	323,560

	Exchange-Traded Funds - 1.6%
4,200	Nasdaq-100 Index Tracking Stock	181,272

	Financials - 15.7%
4,000	Capital One Financial Corp.	307,280
5,000	Citigroup Inc.	278,500
8,000	Countrywide Financial Corp.	339,600
4,500	MGIC Investment Corp.	281,430
3,000	Merrill Lynch & Co.	279,300
4,000	Morgan Stanley	325,720

	Health Care - 14.5%
6,000	Amgen Inc.*	409,860
6,500	Biogen Idec Inc.*	319,735
6,700	Biomet Inc.	276,509
2,400	Boston Scientific Corp.*	41,232
3,000	Community Health Systems Inc.*	109,560
2,500	Medtronic Inc.	133,775
7,000	United Healthcare Group Inc.	376,110

	Software - 7.7%
9,000	Check Point Software Technologies Ltd.*	197,280
9,000	Microsoft Corp.	268,740
9,300	Symantec Corp.*	193,905
7,000	Transactions Systems Architects Inc.*	227,990

	Technology - 24.1%
7,600	Altera Corp.*	149,568
14,500	Applied Materials Inc.	267,525
15,500	Cisco Systems Inc.*	423,615
2,500	Dell Inc.*	62,725
7,000	eBay Inc.*	210,490
4,500	Fiserv Inc.*	235,890
22,000	Flextronics International Ltd.*	252,560
4,600	FLIR Systems Inc.*	146,418
4,000	Hewlett-Packard Co.	164,760
6,000	Intel Corp.	121,500
6,300	Linear Technology Corp.	191,016
5,000	Maxim Integrated Products Inc.	153,100
6,000	Qualcomm Inc.	226,740
6,600	Yahoo! Inc.*	168,564
	Total Long-Term Investments
	(Cost $9,644,046)	10,552,852
	Short-Term Investments - 14.6%
	Repurchase Agreement - With Morgan Stanley and Company issued 12/29/06 at 4.65%, due 1/3/07, collateralized by $1,717,128 in United States Treasury Notes due 11/15/18. Proceeds at maturity are $1,676,082 (Cost $1,675,000).	1,675,000
	Total Investments - 106.2% (Cost $11,319,046)	12,227,852
	Cash and other assets less liabilities - 2.0%	224,959
	Total Call Options Written - (8.2%)	(942,010)
	Net Assets - 100%	$11,510,801

*Non-income producing.

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2006 - 4

MADOX - Madison Institutional Equity Option Fund - Portfolio of Investments - continued

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
45	Abercrombie & Fitch Co. - CL A	April 2007	$70.00	$28,800
6	Aeropostale Inc.	July 2007	35.00	1,455
76	Altera Corp.	January 2007	20.00	2,660
25	Amgen Inc.	January 2007	65.00	9,250
10	Amgen Inc.	January 2007	75.00	75
25	Amgen Inc.	April 2007	75.00	2,875
18	Apache Corp.	April 2007	65.00	9,630
17	Apache Corp.	April 2007	70.00	5,100
85	Applied Materials Inc.	January 2007	17.50	9,563
60	Applied Materials Inc.	April 2007	18.00	9,000
34	Bed Bath & Beyond Inc.	January 2007	40.00	340
33	Bed Bath & Beyond Inc.	February 2007	37.50	5,363
20	Best Buy Co Inc.	March 2007	55.00	1,550
23	Biogen Idec Inc.	January 2007	50.00	1,783
37	Biogen Idec Inc.	April 2007	45.00	22,200
5	Biogen Idec Inc.	April 2007	50.00	1,400
51	Biomet Inc.	January 2007	35.00	32,640
12	Biomet Inc.	January 2007	37.50	4,680
24	Boston Scientific Corp.	January 2007	17.50	840
17	Capital One Financial Corp.	January 2007	75.00	4,930
10	Capital One Financial Corp.	January 2007	80.00	575
24	Check Point Software Technologies Ltd.	January 2007	17.50	10,800
60	Check Point Software Technologies Ltd.	January 2007	20.00	12,150
155	Cisco Systems Inc.	January 2007	20.00	113,925
30	Community Health Systems Inc.	June 2007	35.00	10,500
75	Countrywide Financial Corp.	January 2007	37.50	38,250
5	Countrywide Financial Corp.	January 2007	40.00	1,375
25	Dell Inc.	May 2007	27.50	2,812
70	eBay Inc.	January 2007	30.00	6,475
45	Fiserv Inc.	March 2007	45.00	36,450
55	Flextronics International Ltd.	January 2007	10.00	8,387
50	Flextronics International Ltd.	January 2007	12.50	375
70	Flextronics International Ltd.	April 2007	12.50	2,625
16	FLIR Systems Inc.	January 2007	22.50	15,120
30	FLIR Systems Inc.	January 2007	27.50	13,350
50	Garmin Ltd	April 2007	50.00	41,000
40	Hewlett-Packard Co.	January 2007	30.00	45,000
98	Home Depot Inc.	February 2007	37.50	31,850
60	Intel Corp.	January 2007	17.50	16,800
13	Linear Technology Corp.	January 2007	32.50	260
50	Linear Technology Corp.	May 2007	35.00	2,875

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2006 - 5

MADOX - Madison Institutional Equity Option Fund - Portfolio of Investments - concluded

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
78	Lowe's Cos Inc.	January 2007	31.25	4,680
53	Lowe's Cos Inc.	April 2007	32.50	6,625
45	MGIC Investment Corp.	June 2007	60.00	26,325
10	Maxim Integrated Products Inc.	January 2007	30.00	1,250
35	Maxim Integrated Products Inc.	January 2007	35.00	175
25	Medtronic Inc.	February 2007	52.50	5,437
13	Merrill Lynch & Co.	January 2007	70.00	30,290
17	Merrill Lynch & Co.	January 2007	75.00	31,195
70	Microsoft Corp.	January 2007	22.50	51,800
20	Microsoft Corp.	January 2007	24.50	10,900
10	Morgan Stanley	April 2007	75.00	8,500
30	Morgan Stanley	April 2007	80.00	15,000
42	Nasdaq-100 Index Tracking Stock	January 2007	44.00	1,365
20	Qualcomm Inc.	April 2007	40.00	4,100
63	Symantec Corp.	January 2007	15.00	37,170
30	Symantec Corp.	January 2007	17.50	10,050
30	Target Corp.	January 2007	50.00	21,600
22	Target Corp.	April 2007	55.00	9,900
10	Transactions Systems Architects Inc.	May 2007	35.00	2,175
25	Transocean Inc.	May 2007	75.00	27,500
15	Transocean Inc.	May 2007	80.00	12,150
70	United Health Group Inc.	June 2007	50.00	45,500
27	William-Sonoma Inc.	February 2007	30.00	5,805
43	William-Sonoma Inc.	May 2007	35.00	4,730
24	Yahoo! Inc.	January 2007	25.00	2,520
36	Yahoo! Inc.	January 2007	30.00	180
	Total Call Options Written (Premiums Received $627,212)			$942,010

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2006 - 6

MADOX - Madison Institutional Equity Option Fund

Statement of Assets and Liabilities -- December 31, 2006

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$10,552,852
Repurchase agreements	1,675,000
Total investments (cost $11,319,046)	12,227,852
Cash	31,619
Receivables
Dividends and interest	1,670
Capital shares sold	200,000
Total assets	12,461,141

LIABILITIES
Options written, at value (premiums received of $627,212)	942,010
Payables
Independent trustee fees	750
Auditor fees	4,128
Other expenses	3,452
Total liabilities	950,340

NET ASSETS	$11,510,801
Net assets consists of:
Paid in capital	10,767,687
Accumulated net realized gain on investments and options transactions	149,106
Net unrealized appreciation on investments and options transactions	594,008
Net Assets	$11,510,801

CAPITAL SHARES ISSUED AND OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 7)	543,457

NET ASSET VALUE PER SHARE	$21.18

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2006 - 7

MADOX - Madison Institutional Equity Option Fund

Statement of Operations -- For the period March 31, 2006* through December 31, 2006

INVESTMENT INCOME (Note 1)
Interest income	$72,343
Dividend income	33,621
Total investment income	105,964

EXPENSES (Notes 3 and 5)
Investment advisory	44,580
Other expenses:
Service agreement fees	4,138
Independent trustee fees	750
Auditor fees	7,000
Total other expenses	11,888
Total expenses	56,468

NET INVESTMENT INCOME	49,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	156,741
Options	132,215
Net unrealized appreciation (depreciation) on:
Investments	908,806
Options	(314,798)

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	882,964

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$932,460

* Commencement of operations.

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2006 - 8

MADOX - Madison Institutional Equity Option Fund

Statement of Changes in Net Assets

For the period March 31, 2006* through December 31, 2006

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$49,496
Net realized gain on investments and options transactions	288,956
Net unrealized appreciation on investments and options transactions	594,008
Total increase in net assets resulting from operations	932,460
DISTRIBUTION TO SHAREHOLDERS
From net investment income	(49,496)
From net capital gains	(139,850)
Total distributions	(189,346)
CAPITAL SHARE TRANSACTIONS (Note 7)	10,767,687
TOTAL INCREASE IN NET ASSETS	11,510,801
NET ASSETS
Beginning of period	$--
End of period	$11,510,801

* Commencement of operations.

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2006 - 9

MADOX - Madison Institutional Equity Option Fund

Financial Highlights -- For the period March 31, 2006* through December 31, 2006

Per Share Operating Performance for One Share Outstanding Throughout the Period

Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net investment income	0.10
Net realized and unrealized gain on investments and options transactions	1.44
Total from investment operations	1.54
Less distributions from:
Net investment income	(0.10)
Capital gains	(0.26)
Total distributions	(0.36)
Net Asset Value, End of Period	$21.18
Total Investment Return (%)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$11,511
Ratio of expenses to average net assets (%)**	0.94
Ratio of net investment Income to average net assets (%)**	0.83
Portfolio turnover (%)	41

* Commencement of operations.
**Annualized.

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2006 - 10

MADOX - Madison Institutional Equity Option Fund

Notes to Financial Statements -- Deceember 31, 2006

Note 1 – Summary of Significant Accounting Policies.

Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust currently offers five portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining four Trust portfolios present their financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees. Exchange-traded options are valued at the mean of the best bid and best ask prices across all option exchanges.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid to shareholders during 2006 was $49,496 of ordinary income and $139,850 of short-term capital gains. The Fund designates 9.93% of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gains	$150,895
Net unrealized appreciation on investments	592,219
$743,114

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all income taxes.

Information on the tax components of investments, excluding option contracts, as of December 31, 2006 is as follows:

Aggregate Cost	$11,320,835
Gross unrealized appreciation	999,442
Gross unrealized depreciation	(92,425)
Net unrealized appreciation	$907,017

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Investments in Repurchase Agreements.

When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2006, the Fund had approximately a 6.1% interest in the consolidated

Annual Report - December 31, 2006 - 11

MADOX - Madison Institutional Equity Option Fund - Notes to Financial Statements - continued

repurchase agreement of $1,675,000 collateralized by $1,717,128 in United States Treasury Notes. Proceeds at maturity were $1,676,082.

Note 3 – Investment Advisory Fees and Other Transactions with Affiliates.

The investment advisor to the Fund, Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. After one year of operations, a fulcrum fee will be added/deleted based on certain performance criteria. The fee is accrued daily and is paid monthly.

Note 4 – Investment Transaction.

Purchases and sales, excluding short-term investments for the period from March 31, 2006 (commencement of operations) through December 31, 2006 were $12,233,231 and $2,590,514, respectively. No U.S. Government securities were purchased or sold during the period.

Note 5 – Other Expenses.

Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The Fund  also pays the expenses of the Fund's Independent Trustees and auditors directly. For the period from March 31, 2006 (commencement of operations) through December 31, 2006, these fees amounted to $750 and $7,000, respectively. The combined Services Agreement fees paid to the Advisor and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the year ended December 31, 2006 were as follows:

	Number of Contracts	Premiums Received
Options written	3,824	$962,597
Options received from stock split	40	--
Options expired	(358)	(83,590)
Options closed	(355)	(96,319)
Options assigned	(634)	(155,476)
Options outstanding at end of period	2,517	$627,212

Note 7 – Capital Share Transactions.

In Dollars
Shares sold	$10,583,443
Shares issued in reinvestment of dividends	189,344
Total shares issued	10,772,787
Shares redeemed	(5,100)
Net increase	$10,767,687

In Shares
Shares sold	534,562
Shares issued in reinvestment of dividends	9,138
Total shares issued	543,700
Shares redeemed	(243)
Net increase	543,457

Annual Report - December 31, 2006 - 12

MADOX - Madison Institutional Equity Option Fund - Notes to Financial Statements - continued

Note 8 – New Accounting Pronouncements.

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on July 1, 2006 and held for the six-months ended December 31, 2006.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Madison Institutional Equity Option Fund	9.61%	$1,000.00	$1,096.07	0.94%	$4.97
[1]For the six-months ended December 31, 2006.
[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Annual Report - December 31, 2006 - 13

MADOX - Madison Institutional Equity Option Fund - Notes to Financial Statements - concluded

You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Madison Institutional Equity Option Fund	5.00%	$1,000.00	$1,025.47	0.94%	$4.82
[1]For the six-months ended December 31, 2006.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report - December 31, 2006 - 14

MADOX - Madison Institutional Equity Option Fund

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Grand Mountain Bank, FSB.

Interested Trustee*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Capitol Bank, FSB.

Annual Report - December 31, 2006 - 15

MADOX - Madison Institutional Equity Option Fund - Management Information - concluded

Officers*

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 11 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for the Advisor, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 11 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended December 31, 2006 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Annual Report - December 31, 2006 - 16

Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
1-800-767-0300
www.madisonfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, the Trust’s Board of Trustees elected James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that such fees are accrued pursuant to the Services Agreement, but are paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended December 31, 2005 and 2006, respectively, out of the Services Agreement fees collected from all Madison Mosaic Funds were $75,000 (including typical expenses in connection with the audit such as postage, photocopying, etc.) and $82,000, (including expenses expected to billed after completion of audit work and the date of this Form N-CSR).  Of these amounts, approximately $36,500 and $50,500, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.  During the 2006 fiscal year, the number of portfolios offered by the Trust increased from four to five.  In addition to the foregoing, the Madison Strategic Sector Premium Fund, a closed-end fund managed by the Madison complex, paid audit fees of $23,800 for 2006.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(a)(3) None.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 16, 2007

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 16, 2007